OnTrack Core Fund

Advisor Class Shares: OTRGX

Investor Class Shares: OTRFX

August 25, 2014

SUPPLEMENT TO EACH SHARE CLASS PROSPECTUS

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Effective September 1, 2014, the OnTrack Core Fund (the "Fund") will re-open to all new investors.

The Fund reserves the right to close to new investment in the future. Any future close of the Fund to new investment will except additional purchases by existing individual shareholders or investment advisors for the benefit of existing or new accounts under their management.

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Please retain this supplement with your Prospectus for future reference.  You may obtain more information about the Fund at www.advisorspreferred.com or by calling toll-free 1-855-747-9555.